EXHIBIT 10.1
EXECUTION VERSION

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 6, 2020 (this “Amendment”) to the Credit Agreement (defined below), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities that are parties hereto (the “Lenders”), and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Borrower, the REIT, the Administrative Agent, the Lenders, Barclays Bank PLC, Citigroup Global Markets Inc., Regions Capital Markets and U.S. Bank National Association, as joint lead arrangers and bookrunners, Regions Bank, as syndication agent, Citibank, N.A. and U.S. Bank National Association, as co-documentation agents, are parties to the Amended and Restated Credit Agreement, dated as of March 8, 2018 (as previously amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Administrative Agent and the Supermajority Lenders have agreed to such amendments and temporary modifications solely upon the terms and conditions provided for in this Amendment.
NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
2.Amendments to Credit Agreement.
(a)Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions (or subparagraph of such definitions) and substituting in lieu therefor the following new definitions (or new subparagraph of such definitions) in the appropriate alphabetical order:
‘“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In

Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Borrowing Base Value”: for each Borrowing Base Property at any time:
(i)for any Real Property that is not a Seasoned Property, 60% of an amount equal to the purchase price for such Borrowing Base Property; and
(ii)for any Seasoned Property, the lesser of (i) 60% of (x)(A) solely during the Modification Period, an amount equal to the Net Operating Income for such Borrowing Base Property for the four fiscal quarters ended on December 31, 2019 and (B) for the fiscal quarters ending June 30, 2021, September 30, 2021 and December 31, 2021, an amount equal to the Net Operating Income for such Borrowing Base Property for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3, respectively, (C) at all other times, an amount equal to the Net Operating Income for such Borrowing Base Property for the four fiscal quarters ended on or immediately prior to such date of determination for which financial statements are available divided by (y) the Capitalization Rate and (ii) the Debt Service Coverage Amount for such Borrowing Base Property at such time.
“Debt Service Coverage Amount”: with respect to any Borrowing Base Property on any date of determination, (a) the Net Operating Income of such Borrowing Base Property for the four fiscal quarters ended on or immediately prior to such date of determination for which financial statements are available divided by 2.00, divided by (b) an interest rate of 6.5% per annum; provided that (A) during the Modification Period, the Net Operating Income used to calculate the forgoing ratio shall equal an amount equal to the Net Operating Income for such Borrowing Base Property for the four fiscal quarters ended on December 31, 2019 and (B) for the fiscal quarters ending June 30, 2021, September 30, 2021 and December 31, 2021, the Net Operating Income used to calculate the forgoing ratio shall equal an amount equal to the Net Operating Income for such Borrowing Base Property for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3, respectively.
“EEA Financial Institution”: any of (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“Loan Documents”: this Agreement, the Pledge Agreement, the Guarantee Agreement, the Applications and the Notes.
“Permitted Construction Financing”: collectively, (a) Non-Recourse Indebtedness incurred to finance the construction or improvement of Real Estate Under Construction (inclusive of Non-Recourse Indebtedness incurred as part of such construction financing and applied to reimburse costs previously paid to fund the related construction) and that is secured by such Real Estate Under Construction and (b) the Warner Center Development Loan.
“REIT Permitted Investments”: Investments by the REIT or any Subsidiary of the REIT in the following items at any one time outstanding; provided that, on any date of determination, the aggregate value of such holdings of the REIT and its Subsidiaries shall not exceed the following amounts as a percentage of Total Asset Value on such date:
(i) Mortgage Notes Receivables  5%
(ii) Pro rata share of Unconsolidated Joint Ventures 20%
(iii) Construction in Process 15%
(iv) Aggregate of (i) to (iii) 30%
provided that, (i) during the Modification Period, the Warner Center Project will be excluded from the determination of Construction in Process and (ii) for the purposes of determining the percentage of Total Asset Value above for the fiscal quarters of the Borrower ending June 30, 2021, September 30, 2021 and December 31, 2021, the calculation of Total Asset Value in clause (a) of the definition thereof shall be deemed equal to Total Asset Value as of and for such fiscal quarter (and in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3 respectively. The amount of Construction in Process to be included in the limit above shall be based on the Group Members’ total budgeted construction costs for renovation or expansion.
“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”

(b)The definition of “Defaulting Lender” in Section 1.1 of the Credit agreement is hereby amended by deleting subparagraph (d) thereof and substituting in lieu therefor the following:
“(d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.”
(c)Section 1.1 of the Credit Agreement is hereby amended further by inserting the following new definitions in the appropriate alphabetical order:
‘“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Available Borrowing Capacity”: with respect to any Person, on any date of determination, the total borrowing capacity which may, subject solely to the submission of a borrowing request and the satisfaction of other customary conditions precedent, be drawn (taking into account required reserves and discounts) upon by such Person or its Subsidiaries, at such Person’s or its Subsidiaries’ sole discretion, under committed credit facilities or repurchase agreements which provide financing to such Person or its Subsidiaries.
“Cash Liquidity”: on any date of determination, the sum of (i) unrestricted cash, plus (ii) Available Borrowing Capacity, plus (iii) unrestricted Cash Equivalents.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“First Amendment Effective Date”: May 6, 2020.
“Modification Period”: the period beginning on the First Amendment Effective Date and ending on March 31, 2021.
“Permitted Uses”: collectively, (i) operating expenses of the business of the REIT, the Borrower and their respective Subsidiaries, (ii) costs and expenses included in the budget for fiscal year 2020 delivered to the Administrative Agent pursuant to Section 6.2(c), (iii) costs and expenses reasonably required to comply with applicable Requirements of Law (or to cure or prevent any violation thereof), (iv) costs and expenses required on an emergency basis to avoid damage or injury to persons or property and (v) other reasonable uses reasonably approved by the Required Lenders. In no event shall Permitted Uses include any use that would be prohibited by the terms of this Agreement.
“Pledge Agreement”: that certain Pledge Agreement dated May 6, 2020 between the Borrower and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Qualified Government Debt”: any unsecured Indebtedness for borrowed money owed to a Governmental Authority (or any other Person (i) acting as a financial agent of a Governmental Authority or (ii) to the extent such Indebtedness is guaranteed by a Governmental Authority) under the CARES Act or incurred under any other federal or state governmental program intended to mitigate the impact of the COVID-19 pandemic; provided that, 100% of the net cash proceeds of any Qualified Government Debt shall be used, in the Borrower’s discretion, only for Permitted Uses or to repay the Obligations, provided further that such use must be consistent with, and permitted by, the requirements of the relevant federal or state government program.
“Resolution Authority”: an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“UK Financial Institution”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Warner Center Development Loan”: Indebtedness in an aggregate amount not exceeding $40,000,000 at any one time outstanding, secured by the Real Property located at 5957 Variel Avenue, Los Angeles, California (the “Warner Center Project”), including for the avoidance of any doubt, any guarantees and indemnities described in and permitted under Section 7.2(i) and (j) hereof, incurred to finance the construction and development of the Warner Center Project (inclusive of Indebtedness incurred as part of such construction financing and applied to reimburse costs previously paid to fund the related construction) provided that, (x) the outstanding principal balance of such loan shall not exceed 65% of the value of the Warner Center Project, based on an independent appraisal obtained on or about the time such loan is closed completed by an MAI certified appraiser in accordance with the Uniform Standards of Professional Appraisal Practice in form and substance reasonably satisfactory to the Administrative Agent and (y) except during the Modification Period, after giving pro forma effect to such Indebtedness and the use of proceeds therefrom, the Borrower shall be in compliance with the provisions of Section 7.1 hereof.”
(d)The Credit Agreement is hereby amended by inserting the following new Section 1.3 in the appropriate numerical order:
“1.3 LLC Divisions
. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.”
(e)Section 7.1 of the Credit Agreement is hereby amended by deleting clauses 7.1(a), 7.1(b), 7.1(d) and 7.1(e) and substituting in lieu therefor the following new clauses in the appropriate alphabetical order:
“(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the last day of any fiscal quarter of the Borrower to exceed 60%; provided that, the Borrower may elect a one-time step up to 65% for two consecutive quarters following a Material Acquisition; provided further that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending June 30, 2021, September 30, 2021 and December 31, 2021, Net Operating Income for the relevant period shall be deemed to equal Net Operating Income for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3, respectively.
(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower to be less than 1.50 to 1.00; provided that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending June 30, 2021, September 30, 2021 and December 31, 2021, Consolidated EBITDA for the relevant period shall be deemed to equal Consolidated EBITDA for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3, respectively.
(d) Consolidated Secured Debt Leverage Ratio. Permit the Consolidated Secured Debt Leverage Ratio as of the last day of any fiscal quarter of the Borrower to exceed 50%; provided that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending June 30, 2021, September 30, 2021 and December 31, 2021, Net Operating Income for the relevant period shall be deemed to equal Net Operating Income for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3, respectively.
(e) Consolidated Unsecured Debt Leverage Ratio. Permit the Consolidated Unsecured Debt as of the last day of any fiscal quarter of the Borrower to exceed the Borrowing Base; provided further that for the purposes of determining the ratio described above for the fiscal quarters of the Borrower ending June 30, 2021, September 30, 2021 and December 31, 2021, Net Operating Income for the relevant period shall be deemed to equal Net Operating Income for such fiscal quarter (and, in the case of the later two such determinations, each previous fiscal quarter commencing after the Modification Period) multiplied by 4, 2 and 4/3, respectively.”
(f)Section 7.1 of the Credit Agreement is hereby further amended by inserting the following Section 7.1(f) in the appropriate alphabetical order:
“(f) Modification Period Minimum Liquidity. During the Modification Period, on the last day of any calendar month, permit Borrower’s Cash Liquidity to be less than $25,000,000.”
(g)Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of Section 7.2(k), (ii) deleting the period at the end of Section 7.2(l) and substituting in lieu therefor “; and” and (iii) inserting the following new Sections 7.2(m), 7.2(n), and 7.2(o) in the appropriate order:
“(m) Qualified Government Debt in an aggregate amount not exceeding $10,000,000 at any one time outstanding;
(n) the Warner Center Development Loan; and
(o) Indebtedness in respect of incremental additional principal arising from the deferral of interest payments on Indebtedness permitted by Sections 7.2(g), 7.2(h) and 7.2(i), in an aggregate amount not exceeding $12,000,000 at any one time outstanding but only to the extent the conditions for such Indebtedness permitted by Sections 7.2(g), 7.2(h) and 7.2(i) have been satisfied, as applicable.”
(h)Subclauses (y) in each of subparagraphs (i) and (ii) of Section 7.2(i) of the Credit Agreement is hereby amended by deleting such subclauses in their entirety and substituting in lieu therefor the following new subclauses:
“(y) to the extent otherwise permitted by Section 7.2(f) or Section 7.2(j), including customary monetary completion and repayment guarantees; and”.

(i)Section 8.1(e) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu therefor the following new clause (e):
“(e) any Group Member (excluding, for the avoidance of doubt, any Excluded Subsidiary) shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans and Reimbursement Obligations) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of which exceeds in the aggregate (i) solely during the Modification Period, with respect to any non-recourse mortgage Indebtedness, $125,000,000, (individually or in the aggregate) and in all other cases $5,000,000 (individually or in the aggregate), and (ii) after the Modification Period), $5,000,000 (individually or in the aggregate) in all cases.
(j)Section 8.1(n) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu therefor the following new clause (n):
“(n)    the Loan Parties shall cease to do business as a hotel at each of the Borrowing Base Properties or terminates such business for any reason whatsoever (other than temporary cessation in connection with any continuous and diligent renovation or restoration of any individual Borrowing Base Property following a Casualty or Condemnation or a temporary closure of a hotel required pursuant to any executive order or other Requirement of Law in connection with the COVID-19 pandemic); and”
(k)Section 8.1 of the Credit Agreement is hereby amended to add the following new clause (o):
“(o)  unless the Pledge Agreement has been released in accordance with the terms thereof, (i) the Pledge Agreement shall cease, for any reason to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert in writing or

(ii) the security interest in the collateral granted under the Pledge Agreement shall cease to be a perfected, first priority security interest in favor of the Administrative Agent.”
(l)Section 9.14 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu therefor the following new Section 9.14:
“9.14 Certain ERISA Matters.
(i)Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(1)such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or this Agreement,
(2)the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement,
(3)(A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement, or
(4)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(ii)In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).”
(m)Section 10.2 of the Credit Agreement is hereby amended by inserting the following new paragraph (c) in the appropriate alphabetical order:
“(c) In light of current recommendations for social distancing and increased remote working measures in place during the COVID-19 pandemic, and the resulting limited ability of the parties to send and receive approvals, confirmations, consents, demands, determinations, notices, requests or other communications required or permitted under any Loan Document via non-electronic methods as described in this Section 10.2, from and after the First Amendment Effective Date until the end of the Modification Period (the “Email Notice Expiration Date”), the Borrower and the Administrative Agent shall deliver all formal approvals, confirmations, consents, demands, determinations, notices, requests or other communications required or permitted under this Agreement or any Loan Document and as permitted by applicable law in writing via email, return receipt requested, to the following email addresses:
         To Agent: sean.duggan@barclays.com

         With a copy to: Julian.chung@friedfrank.com

To Borrower:dcraven@cl-trust.com; jwegner@cl-trust.com;
ekentoff@cl-trust.com

         With a copy to: lgrasso@hunton.com; ssaslow@hunton.com

In addition to such delivery via email, the Borrower and the Administrative Agent shall continue, to the extent commercially reasonable and practicable, to deliver all formal approvals, confirmations, consents, demands, determinations, notices, requests or other communications required or permitted under any Loan Document in writing via one of the methods set forth in Section 10.2 of this Agreement in accordance with the provisions of Section 10.2 of this Agreement (and, if such delivery method is not reasonable practicable, to note same and the reason why in the corresponding email notice). Any such email communication specified in this Section 10.2(c) will be effective only when actually received (or made available) before 5:00 P.M. (New York City time) on any Business Day or on the next Business Day if so received after 5:00 P.M. (New York City time), in readable form. On the Email Notice Expiration Date the email-related provisions of this Section 10.2 shall automatically expire and terminate, and be of no further force or effect, unless prior to the Email Notice Expiration Date, the Borrower and the Administrative Agent enter into a duly executed and delivered written agreement to extend the Email Notice Expiration Date.”
(n)Section 10.18 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu therefor the following Section 10.18:
“10.18 Acknowledgment and Consent to Bail-In of Affected Financial Institutions
. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(i)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(ii)the effects of any Bail-in Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.”
(o)Section 10 of the Credit Agreement is hereby amended by inserting the following new Section 10.20 in the appropriate numerical order:

“10.20  Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for a Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(1)In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(2)As used in this Section 10.20, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity”: any of the following:
(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
(p)Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 1.1A as set forth on Exhibit C to this Amendment.
(q)Schedule 1.1B of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 1.1B as set forth on Exhibit D to this Amendment.
(r)Schedule 1.1F of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 1.1F as set forth on Exhibit E to this Amendment.
(s)Schedule 4.3(b) of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 4.3(b) as set forth on Exhibit F to this Amendment
(t)Schedule 4.15 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 4.15 as set forth on Exhibit G to this Amendment.
(u)Schedule 7.2(d) of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 7.2(d) as set forth on Exhibit H to this Amendment.
(v)Schedule 7.3(g) of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu therefor the new Schedule 7.3(g) as set forth on Exhibit I to this Amendment.
3.Temporary Modifications to Credit Agreement. For the period beginning on May 6, 2020 and ending on March 31, 2021 (the “Modification Period”), the Credit Agreement shall be deemed temporarily amended and modified as follows:
(a)Limited Waiver of Financial Covenants. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and Lenders agree to a limited waiver of the financial covenants set forth in Sections 7.1(a) through 7.1(e) of the Credit Agreement (collectively, the “Temporarily Modified

Financial Covenants”), and that no Default or Event of Default shall exist or arise as a result of Borrower’s failure to comply with the Temporarily Modified Financial Covenants. Without limiting the generality of the provisions of Section 10.1 of the Credit Agreement, the waivers set forth in this Section 3(a) shall be limited precisely as written, and nothing herein shall be deemed to (a) constitute a waiver of compliance by the Borrower or the REIT with respect to (i) the Temporarily Modified Financial Covenants other than during the Modification Period or (ii) any other term, provision or condition of the Loan Documents or any other instrument or agreement referred to in any of them, or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any other instrument or agreement referred to in any of them or under any applicable laws. For the avoidance of doubt, the waiver of the Temporarily Modified Financial Covenants set forth herein shall not extend beyond the last day of the Modification Period and such waiver shall be of no force or effect for any purpose after the last day of the Modification Period.
i.Limited Waiver of Eligibility Criteria. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and Lenders agree to a limited waiver of subparagraphs (c) and (d) of the definition of the definition of “Eligible Borrowing Base Property”, which shall be temporarily amended and restated during the Modification Period as follows:
“(c) for any Real Property that is a Seasoned Property, such Real Property had an average Occupancy Rate greater than 60% for the 2019 fiscal year,
(d) for any Real Property that is a Seasoned Property, such Real Property has RevPAR greater than $60 for the 2019 fiscal year,”
ii.Applicable Margin. The pricing grid in the definition of “Applicable Margin” shall be temporarily amended and restated during the Modification Period as follows:

Applicability	Applicable Margin for all Eurodollar Loans	Applicable Margin for all Base Rate Loans
If the Total Revolving Extensions of Credit are less than or equal to $200,000,000	2.50%	1.50%
If the Total Revolving Extensions of Credit exceed $200,000,000	3.00%	2.00%
iii.Mandatory Prepayments. If at any time during the Modification Period: the REIT, the Borrower, or any Subsidiary (i) Disposes of any Negative Pledge Property or Additional Borrowing Base Property (each as defined below) which results in the realization or receipt by the REIT, the Borrower or the relevant Subsidiary of cash proceeds or Cash Equivalents (net of any customary and/or actual third party fees, costs and expenses incurred in connection with such disposition of such Negative Pledge Property or Additional Borrowing Base Property, as

applicable) (the “Asset Sale Proceeds”) (ii) incurs any new Indebtedness (other than the Warner Center Development Loan) which results in the receipt by the REIT, the Borrower or the relevant Subsidiary of cash proceeds or Cash Equivalents (net of any customary and/or actual third party fees, costs and expenses incurred in connection with the incurrence of such Indebtedness) (the “New Debt Proceeds”), or (iii) issues any new equity (however defined) which results in the receipt by the REIT, the Borrower or the relevant Subsidiary of cash proceeds or Cash Equivalents (net of any customary and/or actual third party fees, costs and expenses incurred in connection with the issuance of such equity) (the “Equity Proceeds”), then the Borrower shall prepay the Loans and the outstanding Letters of Credit, if any, shall be Cash Collateralized within three (3) Business Days of such date in an aggregate amount equal to 100% of such Asset Sale Proceeds, New Debt Proceeds or Equity Proceeds (as applicable). Amounts to be applied in connection with prepayments made pursuant to this Section 3(d) shall be applied, first, to the prepayment of the Loans (without a corresponding reduction of the Revolving Credit Commitments) and, second, to Cash Collateralize the outstanding Letters of Credit, if any.
iv.LIBO Rate Floor. If, during the Modification Period, the LIBO Rate determined in accordance with clause (i) or (ii) of the definition of “Eurodollar Base Rate” is below 0.50%, the LIBO Rate will be deemed to be 0.50%.
v.Reporting. For the end of each month occurring during the Modification Period, the Borrower shall furnish to the Administrative Agent and each Lender, no later than 15 Business Days after the end of each such month, a Compliance Certificate containing all the information and calculations reasonably necessary for determining compliance by the Group Members with Section 7.1(f) of the Credit Agreement (as amended by this Amendment), together with reasonable detailed reporting of cash, Cash Equivalents and any Available Borrowing Capacity, in form and substance reasonably satisfactory to the Administrative Agent.
vi.Enhanced Negative Covenants. Notwithstanding anything to the contrary contained in the Credit Agreement, unless the Administrative Agent and the Required Lenders otherwise agree in writing, each of the REIT and the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, during the Modification Period:
i.create, incur or assume any Indebtedness other than (x) any Indebtedness described in Section 7.2(m), (n) and (o) of the Credit Agreement (as amended hereby) or (y) any Indebtedness extending the maturity of, or refunding or refinancing, in whole, or in part, such Indebtedness (“Refinancing Debt”), provided that, in the case of this clause (y), (A) the terms of any Refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, (1) do not provide for any Lien on any Borrowing Base Property, and (2) are not otherwise prohibited by the Loan Documents, and (B) the principal amount of such Refinancing Debt shall not exceed the principal amount of the Indebtedness being extended, refunded or refinanced plus the amount of any applicable premium and expenses;
ii.create, incur, assume or suffer to exist any Lien upon any of the Real Properties described on Annex II or any of the direct or indirect equity interests in such Real

Properties (the “Negative Pledge Properties”) that secures any Indebtedness of the REIT, Borrower or any of its Subsidiaries, other than the Pledge Agreement;
iii.declare or make any Restricted Payments in cash, other than Restricted Payments (A) permitted by Sections 7.6(a), (b) and (d) of the Credit Agreement and (B) not to exceed the amount necessary for the REIT to avoid U.S. federal income and excise taxes, provided that the REIT will use the partial stock dividend procedure described in Revenue Procedure 2017-45 for all distributions with the cash limitation percentage being not more than 20% (or a lower percentage if approved by the Internal Revenue Service); or
iv.make any Capital Expenditures at the Hotel Properties except for: (i) Capital Expenditures to complete ongoing renovations in an amount not to exceed $7,500,000 in the aggregate during the Modification Period; (ii) capital expenditures incurred in connection with emergency repairs, life safety repairs or ordinary course maintenance repairs or as required by Law or the franchisors; (iii) discretionary capital expenditures not to exceed $5,000,000 in the aggregate during the Modification Period (provided, that Borrower shall be permitted to use any FF&E reserve maintained under its permitted non-recourse Indebtedness for the Capital Expenditures described in, and subject to the limitations set forth in, the foregoing clauses (i), (ii) and (iii), provided, further, that any use of an FF&E reserve shall not count against such monetary limitations); and (iv) Capital Expenditures incurred in connection with the Warner Center Project not to exceed (A) if the Warner Center Development Loan is not funded, $10,000,000 in the aggregate and (B) if the Warner Center Development Loan is funded, no more than $5,000,000 in excess of the total amount available under the Warner Center Development Loan.
4.Additional Borrowing Base Properties. The Lenders agree that each of the Real Properties described on Annex I hereto (the “Additional Borrowing Base Properties”) shall be added as a Borrowing Base Property as of the Amendment Effective Date, provided that, (x) to the extent that the Borrower has certified to the Administrative Agent and the Lenders that it is unable to deliver one or more Third Party Reports pursuant to Section 6(b) hereof, the Borrower shall deliver to the Administrative Agent such Third Party Reports in form and substance reasonably satisfactory to the Administrative Agent on or prior to the date that is 90 days after the date hereof, provided that, such 90 days may be extended by two additional 30 day periods upon written request from the Borrower to the Administrative Agent certifying that the Borrower is diligently prosecuting the delivery of such Third Party Reports and (y) upon the failure to deliver timely any such Third Party Report, automatically, without any action by the Administrative Agent or the Lenders or notice to the Borrower, (i) the applicable Real Property shall cease to be a Borrowing Base Property, and (ii) the Borrowing Base with respect to the applicable Real Property shall be reduced by the amount included in the calculation of the Borrowing Base in respect of such Real Property. If a Borrowing Base Property is removed from the Borrowing Base and has not been Disposed by the applicable owner thereof, then such Real Property shall be a Negative Pledge Property during the Modification Period. In the event that the outstanding principal amount of the Unsecured Debt exceeds the Borrowing Base as adjusted by this Section 4, the Borrower shall repay the Loans in an amount equal to such excess within five Business Days after notice from the Administrative Agent together with any amounts owing pursuant to Section 2.19 of the Credit Agreement.
5.Reporting. Notwithstanding the limited waiver of the Temporarily Modified Financial Covenants pursuant to Section 3(a) above, nothing in this Amendment shall modify, affect or waive the Borrower or the REIT’s continuing obligation to comply with the reporting requirements set forth in Section 6.1 of the Credit Agreement during the Modification Period (notwithstanding that the Temporarily Modified Financial Covenants has been waived during the Modification Period) or otherwise (including, without limitation, the Borrower and the REIT’s obligation to provide a schedule of the computations used in determining compliance with the covenants contained in Section 7.1 of the Credit Agreement (notwithstanding that the Temporarily Modified Financial Covenants has been waived during the Modification Period) under Section 6.2(b) of the Credit Agreement; provided that, the Borrower shall not be required to furnish to the Administrative Agent and the Lenders notice of any Default or Event of Default relating to the Temporarily Modified Financial Covenants during the Modification Period.
6.Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied (it being acknowledged and agreed that such conditions have been satisfied by the execution and delivery of this Amendment by Administrative Agent and Lenders):
vii.Amendment Documents. The Administrative Agent shall have received:
v.this Amendment, executed and delivered by a duly authorized officer of each of the REIT, the Borrower and the Supermajority Lenders;
vi.an Acknowledgment and Consent (the “Acknowledgment and Consent”) substantially in the form of Exhibit A attached hereto, duly executed and delivered by the REIT and the Guarantors;
vii.a pledge agreement (the “Pledge Agreement”) substantially in the form of Exhibit B attached hereto, duly executed and delivered by the Borrower; it being understood and agreed that such Pledge Agreement shall automatically terminate upon the delivery of the Compliance Certificate for the fiscal quarter ending June 30, 2021, provided that no Default or Event of Default has occurred and is continuing on such date;
viii.an Assumption Agreement, substantially in the form attached as Annex I to the Guarantee Agreement, duly executed and delivered by each owner of the Additional Borrowing Base Properties;
ix.a certificate of each Loan Party, dated the Effective Date, substantially in the form of Exhibit C to the Amended and Restated Credit Agreement, with appropriate insertions and attachments, or as otherwise reasonably approved by the Administrative Agent; and
x.an executed legal opinion of Hunton Andrews Kurth LLP, counsel to the Group Members, in form and substance reasonably satisfactory to the Administrative Agent.

viii.Additional Borrowing Base Properties. The Administrative Agent shall have received, for each of the Additional Borrowing Base Properties, each of the documents required by Section 5.3 of the Credit Agreement other than, subject to Section 4 hereof, those Third Party Reports which the Borrower certifies it is unable to obtain on or prior to the Amendment Effective Date, due to timing restrictions arising from the COVID-19 pandemic.
ix.Administrative Agent Fee; Costs and Expenses. The Administrative Agent shall have received the fee to Administrative Agent required to be paid pursuant to the that certain fee letter between the REIT, the Borrower and the Administrative Agent dated as of the date hereof, and all reasonable out-of-pocket expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.
x.Approvals. All governmental and third party approvals (including landlords’ and other consents) necessary in connection with the continuing operations of the Group Members and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.
xi.PATRIOT ACT. The Administrative Agent shall have received, sufficiently in advance of the Effective Date, all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.
xii.No Material Adverse Effect. Other than such events that have been disclosed by the Borrower to the Administrative Agent and the Lenders in writing prior to the Amendment Effective Date, no event or condition shall have occurred since December 31, 2019 which has or could reasonably be expected to have a Material Adverse Effect.
xiii.Consent Fee. The Administrative Agent shall have received, for the ratable benefit of each Lender that consents to this Amendment, a fee in the amount equal to 0.10% of such Lender’s Revolving Credit Commitment.
7.Representations and Warranties. The REIT and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
xiv.Other than as previously notified to the Administrative Agent, each of the representations and warranties made by any Group Member herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, provided that, (x) to the extent that any such representation or warranty relates to a specific earlier date, it shall be true and correct as of such earlier date, (y) to the extent that any such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language, it shall be true and correct as so qualified on such respective dates and (z) solely with respect to the representation in Section 4.2 of the Credit Agreement, other than such events that have been disclosed by the Borrower to the Administrative Agent and the Lenders in writing prior to the Amendment Effective Date.
xv.After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
xvi.After the due execution and delivery of those documents contemplated by Section 6(a)(iii) and 6(a)(iv) of this Amendment, the Capital Stock of each Person that directly owns any Real Property (other than any Negative Pledge Property or any Real Property subject to a mortgage securing Non-Recourse Indebtedness) will be subject to a perfected first priority security interest in favor of the Administrative Agent.
8.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
9.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
10.Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission or electronic mail of the relevant signature pages hereof.
xvii.On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof’, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duty authorized officers as of the day and year first above written.

CHATHAM LODGING TRUST, as the REIT

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM LODGING, L.P., as Borrower

By: Chatham Lodging Trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

BARCLAYS BANK PLC,
as Administrative Agent and a Lender

By: /s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

Bank of America N.A,
as a Lender

By: /s/ Kyle Pearson
Name: Kyle Pearson
Title: Vice President

BMO Harris Bank, N.A.,
as a Lender

By: /s/ Gwendolyn Gatz
Name: Gwendolyn Gatz
Title: Director

Citibank, N.A.,
as a Lender

By: /s/ Christopher Albano
Name: Christopher Albano
Title: Authorized Signatory

Citizens Bank N.A,
as a Lender

By: /s/ Nan E. Delahunt
Name: Nan E. Delahunt
Title: Vice President

Regions Bank,
as a Lender

By: /s/ Ghi S. Gavin
Name: Ghi S. Gaven
Title: Senior Vice President

U.S. Bank National Association,
as a Lender

By: /s/ Lori Y. Jensen
Name: Lori Y. Jensen
Title: Senior Vice President

ANNEX I
ADDITIONAL BORROWING BASE PROPERTIES

PROPERTY	OWNER	FEE / LEASEHOLD
Hilton Garden Inn Portsmouth Downtown 100 High Street, Portsmouth, NH 03801	Chatham Portsmouth LLC	Fee
Courtyard Dallas Addison Quorum Drive 15160 Quorum Drive, Addison, TX 75001	Chatham Addison Quorum CY LLC	Fee
Hilton Garden Inn Denver Tech 7675 East Union Ave., Denver, CO 80237	Chatham Denver Tech HG LLC	Fee
Residence Inn Charleston Summerville 1528 North Main Street, Summerville, SC 29486	Chatham Summerville RI LLC	Fee
Courtyard Charleston Summerville 1510 Rose Drive, Summerville, SC 29483	Chatham Summerville CY LLC	Fee
Courtyard Dallas Downtown 310 South Houston Street, Dallas, TX 75202	Chatham Dallas DT LLC	Fee

ANNEX II

NEGATIVE PLEDGE PROPERTIES

PROPERTY	OWNER	FEE / LEASEHOLD
Residence Inn Dedham 259 Elm Street, Dedham, MA 02026	Chatham Dedham RI LLC	Fee
Courtyard Houston West University 2929 Westpark Drive, Houston, TX 77005	Chatham Houston West Univ CY LLC	Fee
Residence Inn Houston West University 2939 Westpark Drive, Houston, TX 77005	Chatham Houston West Univ RI LLC	Fee
Embassy Suites Springfield 8100 Loisdale Drive, Springfield, VA 22150	Chatham Springfield VA LLC	Fee
Residence Inn Gaslamp Quarter San Diego 356 6th Ave., San Diego, CA 92101	Chatham Gaslamp RI LLC	Fee
Residence Inn Fort Lauderdale 3333 NE 32nd Ave., Fort Lauderdale, FL 33308	Chatham Lugano LLC	Fee

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT
Reference is made to the (i) FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 6, 2020 (the “Amendment”) (ii) the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 8, 2018 (as previously amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”) among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), CHATHAM LODGING, L.P., a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., REGIONS CAPITAL MARKETS and U.S. BANK NATIONAL ASSOCIATION, as joint lead arrangers and bookrunners (in such capacity, the “Arrangers”), REGIONS BANK, as syndication agent (in such capacity, the “Syndication Agent”), CITIBANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), and BARCLAYS BANK PLC, as administrative agent (the “Credit Agreement”) and (iii) the Guarantee Agreement (as defined in the Credit Agreement), dated as of November 25, 2015, made by each of the signatories thereto, in favor of the Administrative Agent for the benefit of the Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
Each of the undersigned parties to the Guarantee Agreement and the other Loan Documents hereby (a) consents to the Amendment and (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.
THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duty executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CHATHAM LODGING TRUST,
a Maryland real estate investment trust

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM ADDISON QUORUM CY LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM BLOOMINGTON HS LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM BRENTWOOD HS LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM BURLINGTON HG LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM CHERRY CREEK HP LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM DALLAS HS LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM DALLAS DT LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM DEDHAM RI LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM DENVER TECH HG LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM EXETER HAS LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM FARMINGTON HS LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM GASLAMP RI LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM HOLTSVILLE RI LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM HOUSTON WEST UNIV CY LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM HOUSTON WEST UNIV RI LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM LUGANO LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM MAITLAND HS LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM PORTLAND DT LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM PORTSMOUTH LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM SPRINGFIELD VA LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM SUMMERVILLE CY LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM SUMMERVILLE RI LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM WASHINGTON DC LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

CHATHAM WHITE PLAINS RI LLC,
a Delaware limited liability company

By: Chatham Lodging L.P.,
a Delaware limited partnership, its member
By: Chatham Lodging Trust,
a Maryland real estate investment trust, its general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

EXECUTION VERSION
EXHIBIT B
FORM OF PLEDGE AGREEMENT

EXECUTION VERSION

PLEDGE AGREEMENT
made by
CHATHAM LODGING, L.P.
as Pledgor,
in favor of
BARCLAYS BANK PLC,
as Administrative Agent
Dated as of May 6, 2020

TABLE OF CONTENTS

Schedules
Schedule 1 Notice Address of Pledgor
Schedule 2 Description of Pledged Stock
Schedule 3 Filings and Other Actions Required to Perfect Security Interest
Schedule 4 Jurisdiction of Organization, Identification Number and Location of Chief Executive Office
PLEDGE AGREEMENT, dated as of May 6, 2020, made by CHATHAM LODGING, L.P., a Delaware limited partnership (“Pledgor” or “Borrower”), in favor of BARCLAYS BANK PLC, as Administrative Agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions or entities from time to time party to the Amended and Restated Credit Agreement (the “Lenders”), dated as of March 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CHATHAM LODGING TRUST, a Maryland real estate investment trust (the “REIT”), Borrower, the Lenders, BARCLAYS BANK PLC, CITIGROUP GLOBAL MARKETS INC., REGIONS CAPITAL MARKETS and U.S. BANK NATIONAL ASSOCIATION, as joint lead arrangers and bookrunners (in such capacity, the “Arrangers”), REGIONS CAPITAL MARKETS, as syndication agent (in such capacity, the “Syndication Agent”), CITIBANK, N.A. and U.S. BANK NATIONAL ASSOCIATION, as co-documentation agents (in such capacity, the “Co-Documentation Agents”), and the Administrative Agent.
W I T N E S S E T H:

WHEREAS, the Borrower and the REIT have requested that the Administrative Agent and the Lenders agree to make certain amendments and temporary modifications to the Credit Agreement pursuant to that certain First Amendment to Amendment and Restated Credit Agreement dated as of the date hereof (the “First Amendment”) between, among others, the REIT, the Borrower, the several banks and lenders party thereto from time to time and the Administrative Agent;
WHEREAS, in connection with those amendments and temporary modifications made pursuant to the First Amendment, the Borrower and the REIT have agreed Pledgor will provide an equity pledge in favor of the Administrative Agent for the benefit of the Secured Parties (as defined below);
WHEREAS, Pledgor will derive substantial direct and indirect benefit from the extensions of credit under the Credit Agreement;
WHEREAS, it is a condition precedent to the effectiveness of the First Amendment Pledgor shall have executed and delivered this Agreement to the Administrative Agent; and
NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the First Amendment, Pledgor hereby agrees with the Administrative Agent, for the benefit of the Secured Parties, as follows:
SECTION 1
DEFINED TERMS
1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The following terms shall have the following meanings:
“Agreement”: this Pledge Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Borrower Obligations”: the collective reference to the unpaid principal of and interest on the Loans and Reimbursement Obligations and all other obligations and liabilities of the Borrower (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to the Administrative Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, this Agreement, the other Loan Documents, or any Letter of Credit, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

“Collateral”: as defined in Section 2.

“Collateral Account”: any collateral account established by the Administrative Agent as provided in Section 5.2.

“Guarantee Agreement”: the Guarantee Agreement, dated as of November 25, 2015, by each guarantor party thereto from time to time in favor of the Administrative Agent (each, a “Guarantor”), as the same may be amended, restated, supplemented or otherwise modified from time to time (including as of the date hereof).

“Guarantor Obligations”: all obligations and liabilities of each Subsidiary Guarantor which may arise under or in connection with the Guarantee Agreement or any other Loan Document to which a Subsidiary Guarantor is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to any Secured Party that are required to be paid by the Guarantor pursuant to the terms of the Guarantee Agreement or any other Loan Document).

“Issuers”: the collective reference to each issuer of any Pledged Stock.

“New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations”: the Borrower Obligations and the Guarantor Obligations.

“Pledged Stock”: the shares of Capital Stock of each Subsidiary Guarantor listed on Schedule 2, and together with any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of each Subsidiary Guarantor that may be issued or granted to, or held by, Pledgor while this Agreement is in effect.

“Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC in effect on the date hereof and, in any event, including, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions or payments with respect thereto.

“Secured Parties”: the collective reference to the Administrative Agent and the Lenders.

“Securities Act”: the Securities Act of 1933, as amended.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2
GRANT OF SECURITY INTEREST

Pledgor hereby jointly, severally, unconditionally and irrevocably, assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties and their permitted successors, indorsees, transferees and assigns, a security interest in, all of the following property now owned or at any time hereafter acquired by the Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:

(a) the Pledged Stock;
(b) all books and records pertaining to the Collateral; and
(c) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, all Borrower Obligations and Guarantor Obligations in respect of any of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.
SECTION 3
REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Lenders to enter into the First Amendment and to induce the Lenders to make their respective extensions of credit to the Borrower thereunder, Pledgor hereby represents and warrants to the Administrative Agent and each Lender that:
3.1 Representations in Credit Agreement. Other than as previously notified to Administrative Agent, the representations and warranties set forth in Section 4 of the Credit Agreement as they relate to Pledgor or to the Loan Documents to which Pledgor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and the Administrative Agent and each Lender shall be entitled to rely on each of them as if they were fully set forth herein; provided that (x) to the extent that any such representation or warranty relates to a specific earlier date, it shall be true and correct as of such earlier date, (y) to the extent that any such representation and warranty is qualified as to “materiality”, “Material Adverse Effect” or similar language, it shall be true and correct as so qualified on such respective dates and (z) solely with respect to the representation in Section 4.2 of the Credit Agreement, other than such events that have been disclosed by Pledgor to the Administrative Agent and the Lenders in writing prior to the date hereof.

3.2 Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, Pledgor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, pursuant to this Agreement or as are permitted by the Credit Agreement.

3.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Obligations, enforceable in accordance with the terms hereof against all creditors of Pledgor with respect to the Collateral and any Persons purporting to purchase any Collateral from Pledgor and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law.

3.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, Pledgor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of Pledgor’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. The Pledgor has furnished to the Administrative Agent a certified charter, certificate of limited partnership or other organization document and good standing certificate as of a date which is recent to the date hereof.

3.5 Pledged Stock. (a) The shares of Pledged Stock pledged by Pledgor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of the relevant Issuer.

(b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

(c) Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock pledged by Pledgor hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and the other liens permitted to exist on the Collateral by the Credit Agreement.

SECTION 4

COVENANTS
Pledgor covenants and agrees with the Administrative Agent and the Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the Obligations having been paid in full, no Letter of Credit shall be outstanding and the Revolving Credit Commitments shall have terminated, or (ii) the earlier termination of this Agreement in accordance with Section 7.15 hereof:
4.1 Covenants in Credit Agreement. Pledgor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by Pledgor or any of its Subsidiary Guarantors.
4.2 Payment of Obligations. Pledgor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of Pledgor and such proceedings could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.
4.3 Maintenance of Perfected Security Interest; Further Documentation.
(a) Pledgor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.3 and shall defend such security interest against the claims and demands of all Persons whomsoever.
(b) Pledgor will furnish to the Administrative Agent and the Lenders from time to time such reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.
(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the Pledgor, Pledgor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) taking any actions with respect to physical possession of any certificates representing the Pledged Stock necessary to enable the Administrative Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.
4.4 Changes in Name, etc. Pledgor shall not, except upon 15 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:
(a) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.4; or
(b) change its name.
4.5 Notices. Pledgor will advise the Administrative Agent and the Lenders promptly, in reasonable detail, of:
(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would adversely affect the ability of the Administrative Agent to exercise any of its remedies hereunder; and
(b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby.
4.6 Pledged Stock. (a) If Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, Pledgor shall accept the same as the agent of the Administrative Agent and the Secured Parties, hold the same in trust for the Administrative Agent and the Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Subsidiary Guarantor shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock, or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the relevant Subsidiary Guarantor or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of Pledgor, as additional collateral security for the Obligations.
(b) Without the prior written consent of the Administrative Agent, Pledgor shall not (i) vote to enable, or take any other action to permit, a Subsidiary Guarantor to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of a Subsidiary Guarantor, unless such securities are delivered to the Administrative Agent, concurrently with the issuance thereof, to be held by the Administrative Agent as Collateral, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Stock or Proceeds thereof, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Stock or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Pledged Stock or Proceeds thereof, except for the Loan Documents and this Agreement.
SECTION 5
REMEDIAL PROVISIONS
5.1 Pledged Stock. (a) Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to Pledgor of the Administrative Agent’s intent to exercise its corresponding rights pursuant to Section 5.1(b), the Pledgor shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Stock, in each case paid in the normal course of business of an Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.
(b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to Pledgor, (i) the Administrative Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations in the order set forth in Section 5.3, and (ii) any or all of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the relevant Issuer or Issuers, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.
(c) Pledgor hereby authorizes and instructs the relevant Issuer to (i) comply with any instruction received by it from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and Pledgor agrees that the relevant Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, during the continuance of an Event of Default pay any dividends or other payments with respect to the Pledged Stock directly to the Administrative Agent.
5.2 Proceeds to be Turned Over To Administrative Agent. If an Event of Default shall occur and be continuing, at any time at the Administrative Agent’s election, all Proceeds received by Pledgor consisting of cash, checks and Instruments shall be held by Pledgor in trust for the Administrative Agent and the Secured Parties, segregated from other funds of Pledgor, and shall, forthwith upon receipt by Pledgor, be turned over to the Administrative Agent in the exact form received by Pledgor (duly indorsed by the Pledgor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Administrative Agent in a Collateral Account (or by Pledgor in trust for the Administrative Agent and the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.3.
5.3 Application of Proceeds. If an Event of Default shall have occurred and be continuing, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in the following order:

First, to pay incurred and unpaid fees and expenses of the Administrative Agent under the Loan Documents;
Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then due and owing and remaining unpaid to the Secured Parties;
Third, to the Administrative Agent, for application by it towards prepayment of the Obligations, pro rata among the Secured Parties according to the amounts of the Obligations then held by the Secured Parties; and
Fourth, any balance of such Proceeds remaining after the Obligations shall have been paid in full, no Letters of Credit shall be outstanding and the Revolving Credit Commitments shall have terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.
5.4 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived and released to the extent permitted by applicable law. Pledgor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Pledgor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.4 with respect to Pledgor’s Collateral, after deducting all reasonable out-of-pocket costs and expenses incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral of Pledgor or in any way relating to the Collateral of Pledgor or the rights of the Administrative Agent and the Secured Parties hereunder with respect thereto, including, without limitation, reasonable attorneys’ fees and disbursements of outside counsel, to the payment in whole or in part of the Obligations of Pledgor, in the order specified in Section 5.3, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the New York UCC, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 30 days before such sale or other disposition.
5.5 Registration Rights. If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 5.4, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its commercially reasonable efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Pledgor agrees to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.
5.6 Private Sales.
(a) Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner so long as such private sale was conducted in accordance with the applicable requirements for a private sale under the New York UCC.

The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Subsidiary Guarantor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Subsidiary Guarantor would agree to do so.
(b) Pledgor agrees to use its commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.6 valid and binding and in compliance with any and all other applicable Requirements of Law. Pledgor further agrees that a breach of any of the covenants contained in this Section 5.6 will cause irreparable injury to the Administrative Agent and the Secured Parties, that the Administrative Agent and the Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.6 shall be specifically enforceable against Pledgor, and, to the extent permitted by applicable law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing under the Credit Agreement.
SECTION 6
THE ADMINISTRATIVE AGENT
6.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc. (a) Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, the Pledgor hereby gives the Administrative Agent the power and right, on behalf of Pledgor, without notice to or assent by Pledgor, to do any or all of the following:
(i) in the name of Pledgor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due with respect to any Collateral whenever payable;
(ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral.
(iii) execute, in connection with any sale provided for in Section 5.4, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (4) defend any suit, action or proceeding brought against Pledgor with respect to any Collateral; (5) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; and (6) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and the Pledgor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do.
The power of attorney provided for in this Section 6.1(a) is a power coupled with an interest and cannot be revoked . Anything in this Section 6.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall have occurred and be continuing.
(b) If Pledgor fails to perform or comply with any of its agreements contained herein after the expiration of any applicable notice and grace or cure period, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.
(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the Pledgor, shall be payable by Pledgor to the Administrative Agent on demand.
(d) Pledgor hereby ratifies all that said attorneys in fact shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
6.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Secured Parties hereunder are solely to protect the Administrative Agent’s and the Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Secured Party to exercise any such powers. The Administrative Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
6.3 Execution of Financing Statements. Pursuant to any applicable law, Pledgor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of the Pledgor in such form and in such offices as the Administrative Agent determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Pledgor authorizes the Administrative Agent to use the collateral description “all personal property” or “all assets” in any such financing statements. Pledgor hereby ratifies and authorizes the filing by the Administrative Agent of any financing statement with respect to the Collateral made prior to the date hereof.
6.4 Authority of Administrative Agent. Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and Pledgor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.
SECTION 7
MISCELLANEOUS
7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, restated, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.
7.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Guarantor hereunder shall be effected in the manner provided for in

Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon Pledgor shall be addressed to:

Pledgor:  c/o Chatham Lodging, L.P.
222 Lakeview Avenue
Suite 200
West Palm Beach, FL 33401
Attention: Mr. Jeffrey Fisher
Telecopy: (561) 659-7318
Telephone: (561) 802-4477

with a copy to:  Chief Financial Officer
Chatham Lodging Trust
222 Lakeview Avenue
Suite 200
West Palm Beach, FL 33401

and to:  Hunton Andrews Kurth LLP
200 Park Avenue
New York, NY 10166
Attn: Laurie A. Grasso
7.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
7.4 Enforcement Expenses; Indemnification
. Pledgor agrees to pay, or reimburse each Secured Party and the Administrative Agent for, all its costs and expenses incurred in collecting against Pledgor under the pledge contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which Pledgor is a party, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Secured Party and of counsel to the Administrative Agent.

(b) (b) Pledgor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. Pledgor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 10.5 of the Credit Agreement.
(c) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.
7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Pledgor and shall inure to the benefit of the Administrative Agent and the Secured Parties and their permitted successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.
7.6 Set-Off. Pledgor hereby irrevocably authorizes the Administrative Agent and each Secured Party at any time and from time to time while an Event of Default pursuant to Section 8 of the Credit Agreement shall have occurred and be continuing, without notice to Pledgor or any other Pledgor, any such notice being expressly waived by Pledgor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party to or for the credit or the account of Pledgor, or any part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the obligations and liabilities of Pledgor to the Administrative Agent or such Secured Party hereunder and claims of every nature and description of the Administrative Agent or such Secured Party against Pledgor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Administrative Agent and each Secured Party shall notify Pledgor promptly of any such set-off and the application made by the Administrative Agent or such Secured Party of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Secured Party under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Secured Party may have.

7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
7.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Pledgor, the Administrative Agent and the Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.
7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.12 Submission to Jurisdiction; Waivers. Each of Pledgor and Administrative Agent and Lenders (by their acceptance of this Agreement) hereby irrevocably and unconditionally:
(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Pledgor at its address referred to in Section 7.2 (with copies as set forth in such section), or to Administrative Agent of Lenders at their addresses referred to in Section 10.2 of the Credit Agreement, or at such other address of which the Pledgor or Administrative Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.
For the avoidance of doubt, nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent may otherwise have to bring any action or proceeding relating to this Agreement against Pledgor or its properties in the courts of any jurisdiction.
7.13 Acknowledgments. Pledgor hereby acknowledges that:
(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b) neither the Administrative Agent nor any Secured Party has any fiduciary relationship with or duty to Pledgor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Pledgor, on the one hand, and the Administrative Agent and Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Pledgor and the Secured Parties.
7.14 Intentionally Omitted.
7.15 Releases.
 (a) Upon the earlier to occur of either of the following: the delivery of the Compliance Certificate for the fiscal quarter ending June 30, 2021, provided that, no Default or Event of Default has occurred and is continuing on such date, or the Loans, the Reimbursement Obligations and the other Obligations shall have been paid in full, the Revolving Credit Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent, Pledgor and all Issuers hereunder shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Pledgor. At the request and sole expense of Pledgor following any such termination, the Administrative Agent shall deliver to Pledgor any Collateral held by the Administrative Agent hereunder, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by Pledgor in a transaction permitted by the Credit Agreement, then the Administrative Agent, at the request and sole expense of Pledgor, shall execute and deliver to Pledgor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of the Borrower, Pledgor shall be released from its obligations hereunder (i) in the event that all Capital Stock or any part thereof held by Pledgor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the Issuer of the Collateral and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents or (ii) in accordance with Section 10.15 of the Credit Agreement.
7.16 WAIVER OF JURY TRIAL. PLEDGOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, EACH ADMINISTRATIVE AGENT AND EACH SECURED PARTY, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM HEREIN.

IN WITNESS WHEREOF, the undersigned has caused this
Agreement to be duly executed and delivered as of the date
first above written

CHATHAM LODGING, L.P.,
a Delaware limited partnership

By: Chatham Lodging Trust
a Maryland real estate investment trust, as its
general partner

By: /s/ Eric Kentoff
Name: Eric Kentoff
Title: Senior Vice President and Secretary

Schedule 1
NOTICE ADDRESS OF PLEDGOR

222 Lakeview Avenue
Suite 200
West Palm Beach, FL 33401

Schedule 2
DESCRIPTION OF PLEDGED STOCK
Section 1.Pledged Stock:

Pledgor	Issuer	Class of Stock	Stock Certificate No.	Percentage Interest
Chatham Lodging, L.P.	Chatham Addison Quorum CY LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Bloomington HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Brentwood HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Burlington HG LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Cherry Creek HP LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Dallas HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Denver Tech HG LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Exeter HAS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Farmington HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Holtsville RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Maitland HS LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Portland DT LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Washington DC LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham White Plains RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Portsmouth LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Summerville CY LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Summerville RI LLC	N/A	N/A	100%
Chatham Lodging, L.P.	Chatham Dallas DT LLC	N/A	N/A	100%

Schedule 3
FILINGS AND OTHER ACTIONS
REQUIRED TO PERFECT SECURITY INTERESTS
Filing of applicable UCC financing statements with respect to the Pledged Stock set forth on Schedule 2 with the Office of the Delaware Secretary of State.

Schedule 4
JURISDICTION OF ORGANIZATION, IDENTIFICATION NUMBER AND
LOCATION OF CHIEF EXECUTIVE OFFICE

Pledgor	Jurisdiction of Organization	Identification Number	Location of Chief Executive Office
Chatham Lodging, L.P.	Delaware	4754771	222 Lakeview Avenue Suite 200 West Palm Beach, FL 33401

EXHIBIT C
Schedule 1.1A
Borrowing Base Properties

Property	Owner	Fee/Leasehold

Courtyard Dallas Addison Quorum Drive 15160 Quorum Drive Addison, TX 75001	Chatham Addison Quorum CY LLC, a Delaware limited liability company	Fee
Homewood Suites 2261 Killebrew Drive Bloomington, Minnesota 55425	Chatham Bloomington HS LLC, a Delaware limited liability company	Fee
Homewood Suites 5107 Peter Taylor Park Drive Brentwood, Tennessee 37027	Chatham Brentwood HS LLC, a Delaware limited liability company	Fee
Hilton Garden Inn 5 Wheeler Road Burlington, Massachusetts 01803	Chatham Burlington HG LLC, a Delaware limited liability company	Fee
Courtyard Dallas Downtown 310 South Houston Street Dallas, TX 75202	Chatham Dallas DT LLC, a Delaware limited liability company	Fee
Homewood Suites 2747 North Stemmons Freeway Dallas, Texas 75207	Chatham Dallas HS LLC, a Delaware limited liability company	Fee
Hilton Garden Inn Denver Tech 7675 East Union Avenue Denver, CO 80237	Chatham Denver Tech HG LLC, a Delaware limited liability company	Fee
Homewood Suites 2 Farm Glen Boulevard Farmington, Connecticut 06032	Chatham Farmington HS LLC, a Delaware limited liability company	Fee
Hampton Inn & Suites 59 Portsmouth Avenue Exeter, New Hampshire 03833	Chatham Exeter HAS LLC, a Delaware limited liability company	Fee
Hyatt Place 4150 E. Mississippi Avenue Denver, Colorado 80246	Chatham Cherry Creek HP LLC, a Delaware limited liability company	Fee

Residence Inn 25 Middle Avenue Holtsville, New York 11742	Chatham Holtsville RI LLC, a Delaware limited liability company Chatham Holtsville RI Utility LLC, a Delaware limited liability company	Fee Ground Leasehold
Homewood Suites 290 Southhall Lane Maitland, Florida 32751	Chatham Maitland HS LLC, a Delaware limited liability company	Fee
Hampton Inn 209 Fore Street Portland, Maine 04101	Chatham Portland DT LLC, a Delaware limited liability company	Fee
Hilton Garden Inn Portsmouth Downtown 100 High Street Portsmouth, NH 03801	Chatham Portsmouth LLC, a Delaware limited liability company	Fee
Courtyard Charleston Summerville 1510 Rose Drive Summerville, SC 29483	Chatham Summerville CY LLC, a Delaware limited liability company	Fee
Residence Inn Charleston Summerville 1528 North Main Street Summerville, SC 29486	Chatham Summerville RI LLC, a Delaware limited liability company	Fee
Residence Inn 801 New Hampshire Avenue Northwest Washington, DC 20037	Chatham Washington DC LLC, a Delaware limited liability company	Fee
Residence Inn 5 Barker Avenue White Plains, New York 10601	Chatham White Plains RI LLC, a Delaware limited liability company	Fee

EXHIBIT D
Schedule 1.1B
Excluded Subsidiaries
1.Chatham TRS Holding, Inc., a Florida corporation
2.Chatham TRS Holding II, Inc., a Florida corporation
3.Chatham Addison Quorum CY Leaseco LLC, a Delaware limited liability company
4.Chatham Bellevue RI Leaseco LLC, a Delaware limited liability company
5.Chatham Bellevue RI LLC, a Delaware limited liability company
6.Chatham Billerica HS Leaseco LLC, a Delaware limited liability company
7.Chatham Billerica HS LLC, a Delaware limited liability company
8.Chatham Burlington HG Leaseco LLC, a Delaware limited liability company
9.Chatham Cherry Creek HP Leaseco LLC, a Delaware limited liability company
10.Chatham Dallas DT Leaseco LLC, a Delaware limited liability company
11.Chatham Dedham RI Leaseco LLC, a Delaware limited liability company
12.Chatham Denver Tech HG Leaseco LLC, a Delaware limited liability company
13.Chatham Exeter HAS Leaseco LLC, a Delaware limited liability company
14.Chatham Gaslamp RI Leaseco LLC, a Delaware limited liability company
15.Chatham Holtsville RI Leaseco LLC, a Delaware limited liability company
16.Chatham Holtsville RI Utility LLC, a Delaware limited liability company
17.Chatham Houston CY Leaseco LLC, a Delaware limited liability company
18.Chatham Houston CY LLC, a Delaware limited liability company
19.Chatham Houston HAS II LLC, a Delaware limited liability company
20.Chatham Houston HAS Leaseco LLC, a Delaware limited liability company
21.Chatham Houston West Univ CY Leaseco LLC, a Delaware limited liability company
22.Chatham Houston West Univ RI Leaseco LLC, a Delaware limited liability company

23.Chatham Leaseco I, LLC, a Florida limited liability company
24.Chatham Lugano Leaseco LLC, a Delaware limited liability company
25.Chatham MDR Leaseco LLC, a Delaware limited liability company
26.Chatham MDR LLC, a Delaware limited liability company
27.Chatham Mountain View Leaseco LLC, a Delaware limited liability company
28.Chatham New Rochelle RI Leaseco LLC, a Delaware limited liability company
29.Chatham New Rochelle RI LLC, a Delaware limited liability company
30.Chatham Pittsburgh HP Leaseco LLC, a Delaware limited liability company
31.Chatham Pittsburgh HP LLC, a Delaware limited liability company
32.Chatham Portland DT Leaseco LLC, a Delaware limited liability company
33.Chatham Portland DT 2 Leaseco LLC , a Delaware limited liability company
34.Chatham Portland DT 2 LLC, a Delaware limited liability company
35.Chatham RIGG Leaseco LLC, a Delaware limited liability company
36.Chatham RIGG LLC, a Delaware limited liability company
37.Chatham RIMV Leaseco LLC, a Delaware limited liability company
38.Chatham RIMV LLC, a Delaware limited liability company
39.Chatham San Antonio Leaseco LLC, a Delaware limited liability company
40.Chatham San Antonio LLC, a Delaware limited liability company
41.Chatham San Mateo Leaseco LLC, a Delaware limited liability company
42.Chatham Savannah SHS Leaseco LLC, a Delaware limited liability company
43.Chatham Savannah SHS LLC, a Delaware limited liability company
44.Chatham Sili I Leaseco LLC, a Delaware limited liability company
45.Chatham Sili II Leaseco LLC, a Delaware limited liability company
46.Chatham Sili III Leaseco LLC, a Delaware limited liability company
47.Chatham Sili III LLC, a Delaware limited liability company

48.Chatham Springfield VA Leaseco LLC, a Delaware limited liability company
49.Chatham Summerville CY Leaseco LLC, a Delaware limited liability company
50.Chatham Summerville RI Leaseco LLC, a Delaware limited liability company
51.Chatham Tysons RI Leaseco LLC, a Delaware limited liability company
52.Chatham Tysons RI LLC, a Delaware limited liability company
53.Chatham Warner LLC, a Delaware limited liability company
54.Chatham Warner Leaseco LLC, a Delaware limited liability company
55.Chatham Washington DC Leaseco LLC, a Delaware limited liability company
56.Chatham White Plains RI Leaseco LLC, a Delaware limited liability company
57.Grand Prix Mountain View LLC, a Delaware limited liability company
58.Grand Prix San Mateo LLC, a Delaware limited liability company
59.Grand Prix Sili I LLC, a Delaware limited liability company
60.Grand Prix Sili II LLC, a Delaware limited liability company

EXHIBIT E
Schedule 1.1F
TRS Subsidiaries
1.Chatham TRS Holding, Inc., a Florida corporation
2.Chatham TRS Holding II, Inc., a Florida corporation
3.Chatham Addison Quorum CY Leaseco LLC, a Delaware limited liability company
4.Chatham Bellevue RI Leaseco LLC, a Delaware limited liability company
5.Chatham Billerica HS Leaseco LLC, a Delaware limited liability company
6.Chatham Burlington HG Leaseco LLC, a Delaware limited liability company
7.Chatham Cherry Creek HP Leaseco LLC, a Delaware limited liability company
8.Chatham Dallas DT Leaseco LLC, a Delaware limited liability company
9.Chatham Dedham RI Leaseco LLC, a Delaware limited liability company
10.Chatham Denver Tech HG Leaseco LLC, a Delaware limited liability company
11.Chatham Exeter HAS Leaseco LLC, a Delaware limited liability company
12.Chatham Gaslamp RI Leaseco LLC, a Delaware limited liability company
13.Chatham Holtsville RI Leaseco LLC, a Delaware limited liability company
14.Chatham Holtsville RI Utility LLC, a Delaware limited liability company
15.Chatham Houston CY Leaseco LLC, a Delaware limited liability company
16.Chatham Houston HAS Leaseco LLC, a Delaware limited liability company
17.Chatham Houston West Univ CY Leaseco LLC, a Delaware limited liability company
18.Chatham Houston West Univ RI Leaseco LLC, a Delaware limited liability company
19.Chatham Leaseco I, LLC, a Florida limited liability company
20.Chatham Lugano Leaseco LLC, a Delaware limited liability company
21.Chatham MDR Leaseco LLC, a Delaware limited liability company
22.Chatham Mountain View Leaseco LLC, a Delaware limited liability company

23.Chatham New Rochelle RI Leaseco LLC, a Delaware limited liability company
24.Chatham Pittsburgh HP Leaseco LLC, a Delaware limited liability company
25.Chatham Portland DT Leaseco LLC, a Delaware limited liability company
26.Chatham Portsmouth Leaseco LLC, a Delaware limited liability company
27.Chatham RIGG Leaseco LLC, a Delaware limited liability company
28.Chatham RIMV Leaseco LLC, a Delaware limited liability company
29.Chatham San Antonio Leaseco LLC, a Delaware limited liability company
30.Chatham San Mateo Leaseco LLC, a Delaware limited liability company
31.Chatham Savannah SHS Leaseco LLC, a Delaware limited liability company
32.Chatham Sili I Leaseco LLC, a Delaware limited liability company
33.Chatham Sili II Leaseco LLC, a Delaware limited liability company
34.Chatham Summerville CY Leaseco LLC, a Delaware limited liability company
35.Chatham Summerville RI Leaseco LLC, a Delaware limited liability company
36.Chatham Tysons RI Leaseco LLC, a Delaware limited liability company
37.Chatham Washington DC Leaseco LLC, a Delaware limited liability company
38.Chatham White Plains RI Leaseco LLC, a Delaware limited liability company

EXHIBIT F
Schedule 4.3(b)
Material Hotel Licenses

Hotel	Licenses
BLOOMINGTON HOMEWOOD SUITES	➢ NONE
BRENTWOOD HOMEWOOD SUITES	➢ Certificate of Occupancy dated 08/12/1998, Permit # 97-00974 issued by City of Brentwood, Tennessee ➢ Beer Permit No. 364 issued by County of Williamson, Tennessee
DALLAS HOMEWOOD SUITES	➢ Certificate of Occupancy issued 12/22/2009 as CO# 0411231044 by City of Dallas, Texas
FARMINGTON HOMEWOOD SUITES	➢ Certificate of Occupancy issued by Town of Farmington, Connecticut as No. 7967
MAITLAND HOMEWOOD SUITES
➢ Certificate of Occupancy issued as permit # 3331-99 by the City of Maitland, Florida
➢ License issued by State of Florida, Department of Business and Professional Regulation, Division of Alcoholic Beverages and Tobacco as License NBR BEV5808134

WHITE PLAINS RESIDENCE INN	➢ Certificate of Occupancy issued by The City of White Plains, New York as Permit No. B-8901 dated May 6, 1983
HOLTSVILLE RESIDENCE INN	➢ Certificate of Occupancy issued by the Town of Brookhaven Building Division as CO# 227252
PORTSMOUTH DOWNTOWN HILTON GARDEN INN	•Certificate of Occupancy issued by the City of Portsmouth dated October 26, 2006 •Liquor License issued by State of New Hampshire Liquor Commission, License Number 372202 •

DALLAS ADDISON QUORUM DRIVE COURTYARD
•Mixed Beverage Permit, License Number MB904726 and Beverage Cartage Permit, License Number PE904726 both issued by the City of Dallas
•Certificate of Occupancy issued by the Town od Addison dated May 15, 2000 – C.O. #: 00016949

DENVER TECH HILTON GARDEN INN	•Alcohol Beverage License 03-02763 issued by the State of Colorado •Certificate of Occupancy issued by Denver Building Inspection Division dated February 25, 2000 – C.O. #: 00025602
CHARLESTON SUMMERVILLE RESIDENCE INN
•Liquor License – Local Option 52 Weeks – 100811515 – LOP; Liquor License – Business Liquor by the drink – 100811515-PLB; Liquor License – On Premise Beer & Wine – 100811515-PBW all issued by South Carolina Department of Revenue
•Certificate of Occupancy issued by Berkeley County dated August 19, 2018 – C.O. #: COMM-050089-2016

CHARLESTON SUMMERVILLE COURTYARD
•Certificate of Occupancy issued by Berkeley County Government, Permit Number COMM-2-13-22741 dated October 10, 2014
•Liquor License - On Premise Beer and Wine – 107661646-PBW and Liquor License – Business Liquor by the drink – 107661646-PLB both issued by South Carolina Department of Revenue

DALLAS DOWNTOWN COURTYARD
•Mixed Beverage Permit, Beverage Cartage Permit and Mixed Beverage Late Hours Permit – License Number MB1056353 – Issued by the State of Texas
•Certificate of Occupancy issued by the City of Dallas dated October 5, 2018 – C.O. #: 1506301108

EXHIBIT G
Schedule 4.15
Subsidiaries

Entity	Jurisdiction of Formation	Ownership Percentages
Chatham Lodging Trust (“Trust”)	Maryland	97% Public Shareholders 2% Jeffrey H. Fisher
Chatham Lodging, L.P. (“Operating Partnership”)	Delaware	99% Trust 1% Certain officer (LTIP Units)
Chatham TRS Holding, Inc. (“Holding”)	Florida	100% Operating Partnership
Chatham TRS Holding II, Inc. (“Holding II”)	Delaware	100% Operating Partnership
Chatham Addison Quorum CY Leaseco LLC	Delaware	100% Holding
Chatham Addison Quorum CY LLC	Delaware	100% Operating Partnership
Chatham Bellevue RI Leaseco LLC	Delaware	100% Holding
Chatham Bellevue RI LLC	Delaware	100% Operating Partnership
Chatham Billerica HS Leaseco LLC	Delaware	100% Holding
Chatham Billerica HS LLC	Delaware	100% Operating Partnership
Chatham Bloomington HS LLC	Delaware	100% Operating Partnership
Chatham Brentwood HS LLC	Delaware	100% Operating Partnership
Chatham Burlington HG Leaseco LLC	Delaware	100% Holding
Chatham Burlington HG LLC	Delaware	100% Operating Partnership
Chatham Cherry Creek HP Leaseco LLC	Delaware	100% Holding
Chatham Cherry Creek HP LLC	Delaware	100% Operating Partnership
Chatham Dallas DT Leaseco LLC	Delaware	100% Holding
Chatham Dallas DT LLC	Delaware	100% Operating Partnership
Chatham Dallas HS LLC	Delaware	100% Operating Partnership
Chatham Dedham RI Leaseco LLC	Delaware	100% Holding
Chatham Dedham RI LLC	Delaware	100% Operating Partnership
Chatham Denver Tech HG Leaseco LLC	Delaware	100% Holding
Chatham Denver Tech HG LLC	Delaware	100% Operating Partnership
Chatham Exeter HAS Leaseco LLC	Delaware	100% Holding
Chatham Exeter HAS LLC	Delaware	100% Operating Partnership

Chatham Farmington HS LLC	Delaware	100% Operating Partnership
Chatham Gaslamp RI Leaseco LLC	Delaware	100% Holding
Chatham Gaslamp RI LLC	Delaware	100% Operating Partnership
Chatham Holtsville RI Leaseco LLC	Delaware	100% Holding
Chatham Holtsville RI LLC	Delaware	100% Operating Partnership
Chatham Holtsville RI Utility LLC	Delaware	100% Holding
Chatham Houston CY Leaseco LLC	Delaware	100% Holding
Chatham Houston CY LLC	Delaware	100% Operating Partnership
Chatham Houston HAS II LLC	Delaware	100% Operating Partnership
Chatham Houston HAS Leaseco LLC	Delaware	100% Holding
Chatham Houston HAS LLC	Delaware	100% Operating Partnership
Chatham Houston West Univ CY Leaseco LLC	Delaware	100% Holding
Chatham Houston West Univ CY LLC	Delaware	100% Operating Partnership
Chatham Houston West Univ RI Leaseco LLC	Delaware	100% Holding
Chatham Houston West Univ RI LLC	Delaware	100% Operating Partnership
Chatham Leaseco I, LLC	Florida	100% Holding
Chatham Lugano Leaseco LLC	Delaware	100% Holding
Chatham Lugano LLC	Delaware	100% Operating Partnership
Chatham Maitland HS LLC	Delaware	100% Operating Partnership
Chatham MDR Leaseco LLC	Delaware	100% Holding
Chatham MDR LLC	Delaware	100% Operating Partnership
Chatham Mountain View Leaseco LLC	Delaware	100% Holding
Chatham New Rochelle RI Leaseco LLC	Delaware	100% Holding
Chatham New Rochelle RI LLC	Delaware	100% Operating Partnership
Chatham Pittsburgh HP Leaseco LLC	Delaware	100% Holding
Chatham Pittsburgh HP LLC	Delaware	100% Operating Partnership
Chatham Portland DT Leaseco LLC	Delaware	100% Holding
Chatham Portland DT LLC	Delaware	100% Operating Partnership
Chatham Portsmouth Leaseco LLC	Delaware	100% Holding
Chatham Portsmouth LLC	Delaware	100% Operating Partnership
Chatham RIGG Leaseco LLC	Delaware	100% Holding
Chatham RIGG LLC	Delaware	100% Operating Partnership
Chatham RIMV Leaseco LLC	Delaware	100% Holding
Chatham RIMV LLC	Delaware	100% Operating Partnership

Chatham San Antonio Leaseco LLC	Delaware	100% Holding
Chatham San Antonio LLC	Delaware	100% Operating Partnership
Chatham San Mateo Leaseco LLC	Delaware	100% Holding
Chatham Savannah SHS Leaseco LLC	Delaware	100% Holding
Chatham Savannah SHS LLC	Delaware	100% Operating Partnership
Chatham Sili I Leaseco LLC	Delaware	100% Holding
Chatham Sili II Leaseco LLC	Delaware	100% Holding
Chatham Summerville CY Leaseco LLC	Delaware	100% Holding
Chatham Summerville CY LLC	Delaware	100% Operating Partnership
Chatham Summervillel RI Leaseco LLC	Delaware	100% Holding
Chatham Summerville RI LLC	Delaware	100% Operating Partnership
Chatham Tysons RI Leaseco LLC	Delaware	100% Holding
Chatham Tysons RI LLC	Delaware	100% Operating Partnership
Chatham Washington DC Leaseco LLC	Delaware	100% Holding
Chatham Washington DC LLC	Delaware	100% Operating Partnership
Chatham White Plains RI Leaseco LLC	Delaware	100% Holding
Chatham White Plains RI LLC	Delaware	100% Operating Partnership
Grand Prix Mountain View, LLC	Delaware	100% Operating Partnership
Grand Prix San Mateo, LLC	Delaware	100% Operating Partnership
Grand Prix Sili I, LLC	Delaware	100% Operating Partnership
Grand Prix Sili II, LLC	Delaware	100% Operating Partnership

EXHIBIT H
Schedule 7.2(d)
Existing Indebtedness
1.Chatham New Rochelle RI LLC, as borrower, in conjunction with the refinancing of the Residence Inn, 35 LeCount Place, New Rochelle, NY, 10801, loan in the original principal amount of Fifteen Million Eight Hundred Thousand Dollars ($15,800,000.00) securing Regions Bank, as lender.
2.Chatham San Antonio LLC, as borrower, in conjunction with the refinance of the Homewood Suites, 432 West Market Street, San Antonio, TX, 78205, loan in the original principal amount of Seventeen Million Six Hundred Eighty Thousand Dollars $17,680,000.00), securing Barclays Bank PLC, as lender.
3.Chatham Tysons RI LLC, as borrower, in conjunction with the acquisition of the Residence Inn, Tysons Corner, 8400 Old Courthouse Road, Vienna, VA 22182, loan in the original principal amount of Twenty Four Million Two Hundred Forty One Thousand Dollars ($24,241,000.00) securing Barclays Bank PLC, as lender.
4.Chatham RIMV LLC, as borrower, in conjunction with the refinancing of the Residence Inn San Diego Mission Valley, 1865 Hotel Cir S, San Diego, CA 92108, loan in the original principal amount of Thirty Million Nine Hundred Thirty Seven Thousand Dollars ($30,937,000.00) securing Barclays Bank PLC, as lender.
5.Chatham Houston CY LLC, as borrower, in conjunction with the refinancing of the Courtyard (Medical Center), 7702 Main Street, Houston, TX 77030, loan in the original principal amount of Twenty Million Dollars ($20,000,000.00) securing Barclays Bank PLC, as lender.
6.Chatham Pittsburgh HP LLC, as borrower in conjunction with the acquisition of the Hyatt Place North Shore, 260 North Shore Drive, Pittsburgh, PA, loan in the original principal amount of Twenty Four Million One Hundred Seventy Five Thousand Dollars ($24,175,000.00) securing Barclays Bank PLC, as lender.
7.Chatham Bellevue RI LLC, as borrower, in conjunction with the acquisition of the Residence Inn, 605 114th Avenue SE, Bellevue, WA 98004, loan in the original principal amount of Forty Seven Million Five Hundred Eighty Thousand Dollars ($47,580,000.00) securing Barclays Bank PLC, as lender.
8.Chatham RIGG LLC, as borrower, in conjunction with the refinancing of the Residence Inn, 11931 Harbor Blvd., Garden Grove, CA 92840, loan in the original principal amount of Thirty-Four Million Dollars ($34,000,000.00) securing Barclays Bank PLC, as lender.
9.Grand Prix Sili I LLC, as borrower, in conjunction with the acquisition of the Residence Inn (Silicon Valley I), 750 Lakeway Drive, Sunnyvale, CA 94085, loan in the original principal amount of Sixty-Four Million Eight Hundred Thousand Dollars ($64,800,000.00) securing JPMorgan Chase Bank, National Association, as lender.
10.Grand Prix Sili II LLC, as borrower, in conjunction with the acquisition of the Residence Inn (Silicon Valley II), 1080 Stewart Drive, Sunnyvale, CA 94085, loan in the original principal amount of Seventy Million Seven Hundred Thousand Dollars ($70,700,000.00) securing JPMorgan Chase Bank, National Association, as lender.
11.Grand Prix San Mateo LLC, as borrower, in conjunction with the acquisition of the Residence Inn, 2000 Winward Way, San Mateo, CA 94404, loan in the original principal amount of Forty-Eight Million Six Hundred Thousand Dollars ($48,600,000.00) securing JPMorgan Chase Bank, National Association, as lender.
12.Grand Prix Mountain View LLC, as borrower, in conjunction with the acquisition of the Residence Inn, 1854 El Camino, Mountain View, CA 94040, loan in the original principal amount of Thirty-Seven Million Nine Hundred Thousand Dollars ($37,900,000.00) securing JPMorgan Chase Bank, National Association, as lender.
13.Chatham Savannah SHS LLC, as borrower, in conjunction with the acquisition of the Springhill Suites, 150 Montgomery Street, Savannah, GA 31401, loan in the original principal amount of Thirty Million Dollars ($30,000,000.00) securing German American Capital Corporation, as lender.
14.Chatham Billerica HS LLC, as borrower, in conjunction with the refinancing of the Homewood Suites, 35 Middlesex Turnpike, Billerica, MA 01821, loan in the original principal amount of Fifteen Million Two Hundred Twenty-Five Thousand Dollars ($16,225,000.00) securing Barclays Bank PLC, as lender.
15.Chatham Houston HAS II LLC, as borrower, in conjunction with the refinancing of the Hampton Inn & Suites, 1715 Old Spanish Trail, Houston, TX 77054, loan in the original principal amount of Eighteen Million Three Hundred Thousand Dollars ($18,300,000.00) securing Barclays Bank PLC, as lender.
16.Chatham MDR LLC, as borrower, in conjunction with the acquisition of the Hilton Garden Inn, 4200 Admiralty Way, Marina del Rey, CA 90292, assumption of loan in the original principal amount of Twenty Three Million Dollars ($23,000,000.00) securing Wilmington Trust, National Association, as Trustee, for the benefit of the holders of COMM 2014-UBS4 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as lender.

EXHIBIT I
Schedule 7.3(g)
Existing Liens
1.Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of August 16, 2011, and recorded in the Mortgage Records of Westchester County, NY as Instrument No. 512453058, encumbering the real property whose address is 35 LeCount Place, New Rochelle, NY, as more particularly described in said mortgage.
2.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of January 18, 2013 and recorded on January 23, 2013 in the Official Public Records of Bexar County, Texas, encumbering the real property whose address is 432 West Market Street, San Antonio, TX, 78205, as more particularly described in said deed of trust.
3.Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated as of January 18, 2013 and recorded on January 24, 2013 in the Fairfax County Circuit Court in Book 18786, Page 1866, encumbering the real property whose address is 8400 Old Courthouse Road, Vienna, VA 22182, as more particularly described in said deed of trust.
4.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of February 1, 2013 and recorded on February 5, 2013 in the San Diego County Recorder’s Office as document number 2013-0077156, encumbering the real property whose address is 1865 Hotel Cir S, San Diego, CA 92108, as more particularly described in said deed of trust.
5.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of April 25, 2013, and recorded in the Official Public Records of Harris County, TX on April 26, 2013 as Instrument No. 20130199323, encumbering the real property whose address is 7702 Main Street, Houston, TX 77030, as more particularly described in said deed of trust.
6.Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 17, 2013, encumbering the real property whose address is 260 North Shore Drive, Pittsburgh, PA, as more particularly described in said mortgage.
7.Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, recorded in King County, WA on November 8, 2013 as Instrument No. 20131108001428; and Assignment of Leases and Rents, recorded in King County, WA on November 8, 2013 as Instrument No. 20131108001429, encumbering the real property whose address is 605 114th Avenue SE, Bellevue, WA 98004, as more particularly described in said deed of trust.
8.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 21, 2014, and recorded in the Official Records, Orange County, CA on
21789600.20

March 25, 2014, as Instrument No. 2014000110199; encumbering the real property whose address is 11931 Harbor Blvd., Garden Grove, CA 92840, as more particularly described in said deed of trust.
9.Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 750 Lakeway Drive, Sunnyvale, CA 94085, as more particularly described in deed of trust.
10.Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 1080 Stewart Drive, Sunnyvale, CA 94085, as more particularly described in said deed of trust.
11.Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 2000 Winward Way, San Mateo, CA 94404, as more particularly described in said deed of trust.
12.Fee and Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of June 9, 2014, encumbering the real property whose address is 1854 El Camino, Mountain View, CA 94040, as more particularly described in said deed of trust.
13.Deed to Secure Debt, Leasehold Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of July 2, 2014; and Assignment of Leases and Rents, dated as of July 2, 2014, encumbering the real property whose address is 150 Montgomery Street, Savannah, GA 31401, as more particularly described in said deed to secure debt.
14.Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of November 25, 2014, encumbering the real property whose address is 35 Middlesex Turnpike, Billerica, MA 01821, as more particularly described in said mortgage.
15.Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of December 17, 2014, encumbering the real property whose address is 1715 Old Spanish Trail, Houston, TX 77054, as more particularly described in said Deed of Trust.
16.Consent and Assumption Agreement with Release, dated as of September 18, 2015, and recorded on September 23, 2015 with the Los Angeles County Recorder as Document Number 20151174363, assuming that certain Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of June 18, 2014, and recorded on June 30, 2014 with the Los Angeles County Recorder as Document Number 201440672019 (together with all addenda, modifications, amendments, riders, exhibits and supplements thereto), encumbering the real property whose address is 4200

Admiralty Way, Marina del Rey, California, as more particularly described in said consent and assumption agreement.